SECURITIES AND EXCHANGE COMMISSION
                        Washington D.C. 20549


                            FORM 8-K/A-1

                  ________________________________


                           Current Report

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported):
                           August 15, 1996

                  ________________________________



                         THE COMPANY DOCTOR
       (Exact name of registrant as specified in its charter)


Delaware                       1-14150                    72-1234136
(State of Incorporation)(Commission File No.)       (I.R.S. Employer
                                                 Identification No.)

                             Suite 1800
                         5215 North O'Connor
                        Irving, Texas  75039
              (Address of principal executive offices)


                           (214) 401-8300
        (Registrant's telephone number, including area code)
ITEM 7.   Financial Statements and Exhibits

(a) In accordance with Item 7(a)(1), the Registrant is filing the required financial statements of the Practice as an amendment to the Form 8-K.

(b) It was impracticable to provide the pro forma financial information relative to the Subsidiary at the time of filing the Form 8-K. In accordance with Item 7(b)(2), the Registrant hereby files the required financial statements as an amendment to the Form 8-K.

(c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:

                                                            Reg. S-K
  Exhibit No.       Description                              Item No.

*2.5                Stock  Purchase  Agreement  by  and
                    among  Doctors' Inn,  Incorporated,
                    Henry H. Calderoni, M.D., Francisco
                    J. Guerra, M.D. and the Company         2

*2.6                Stock  Purchase  Agreement  by  and
                    among  Francisco J.  Guerra,  M.D.,
                    P.A., Francisco J. Guerra, M.D. and
                    the Physician Group                     2

*2.7                Stock  Purchase  Agreement  by  and
                    among  Henry  H.  Calderoni,  M.D.,
                    P.A., Henry H. Calderoni, M.D.  and
                    the Physician Group                     2

o99.3               Financial  Statements  of  Doctor's
                    Inn, Incorporated                       99

o99.4               Pro Forma Financial Statements
                                                            99

*    Previously filed.
o    Filed herewith

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  THE COMPANY DOCTOR


Date:   October 9, 1996            By:  /s/ Fred G. Parrish
                                          Fred   G.  Parrish,   Chief
Operating Officer
                            EXHIBIT INDEX

        Exhibit No.         Description                             Page

*2.5                Stock  Purchase  Agreement  by  and
                    among  Doctors' Inn,  Incorporated,
                    Henry H. Calderoni, M.D., Francisco
                    J. Guerra, M.D. and the Company         N/A

*2.6                Stock  Purchase  Agreement  by  and
                    among  Francisco J.  Guerra,  M.D.,
                    P.A., Francisco J. Guerra, M.D. and
                    the Physician Group
                                                            N/A

*2.7                Stock  Purchase  Agreement  by  and
                    among  Henry  H.  Calderoni,  M.D.,
                    P.A., Henry H. Calderoni, M.D.  and
                    the Physician Group

o99.3               Financial  Statements  of  Doctor's
                    Inn, Incorporated                       F-7

o99.4               Pro Forma Financial Statements
                                                            F-1




        UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                 AND
             UNAUDITED PRO FORMA COMBINED BALANCE SHEET


Attached are the historical audited financial statements of Doctors' Inn, Incorporated for the acquisition of Doctors' Inn, Incorporated by The Company Doctor. The following unaudited pro forma combined financial statements reflects the acquisition by The Company Doctor in its current reporting period. The unaudited pro forma combined financial statements should be read in conjunction with the attached historical financial statements of Doctors' Inn, Incorporated.

The following unaudited pro forma combined statement of operations for the year ended June 30, 1996 and the unaudited pro forma combined balance sheet as of June 30, 1996 give effect to the business combination of The Company Doctor and Subsidiaries and The Doctor's Inn, Incorporated (effective July 1, 1996) (the "Acquired Company"), including the related pro forma adjustments described in the notes thereto. The transaction between The Company Doctor and Subsidiaries and the Acquired Company has been accounted for as a combination of companies under the purchase method. The unaudited pro forma statement of operations include the business combination of The Company Doctor and Subsidiaries and the Acquired Company and have been prepared as if the transaction occurred on July 1, 1995. The unaudited pro forma balance sheet has been prepared as if the transaction occurred June 30, 1996. These pro forma statements are not necessarily indicative of the results of operations or the financial positions as they may be in the future or as they might have been had the transaction become effective on the above mentioned date.

The pro forma combined statement of operations for the year ended June 30, 1996 includes the results of operations of The Company Doctor and Subsidiaries for the year ended June 30, 1996 and The Doctor's Inn, Incorporated for the year ended December 31, 1995.

             Unaudited Pro Forma Combined Balance Sheet
                            June 30, 1996

                     The
                   Company     Doctors               Pro Forma      Pro Forma
                 Doctor and      Inn      Combined  Adjustments      Combined
                Subsidiaries Incorporated   Total  Debit   Credit      Total
Current assets
 Cash and cash $ 5,636,433 $ 211,734  $ 5,848,167       $700,000(C) $5,148,167
  equivalents
 Restricted cash   500,000        -       500,000                      500,000
 Short-term      1,250,357        -     1,250,357                    1,250,357
  investments
 Accounts
  receivable
   Trade, less
    allowance for
    doubtful accounts
    of $170,000  1,097,308   372,056    1,469,364                    1,469,364
   Related parties 113,117        -       113,117                      113,117
   Other            85,348        -        85,348                       85,348
 Prepaid expenses   97,767     6,612      104,379                      104,379
    Total current8,780,330   590,402    9,370,732                    8,670,732
     assets

Property and     1,536,898   523,187    2,060,085                    2,060,085
 equipment
Less accumulated
 depreciation and (659,394) (474,181)  (1,133,575)                  (1,133,575)
 amortization
                   877,504    49,006      926,510                      926,510

Other assets       563,406        -       563,406                      563,406
Intangibles, net 1,688,314        -     1,688,314 4,323,290(C)       6,011,604
Investments      1,630,453        -     1,630,453                    1,630,453
    Total other  3,882,173        -     3,882,173                    8,205,463
     assets

Total assets   $13,540,007  $639,408  $14,179,415                  $17,802,705

 Liabilities and
  Stockholders'
   Equity

Current
liabilities
 Notes payable $ 1,271,357  $     -   $ 1,271,357     $1,900,000(C) $3,171,357
 Current maturities
  of capital lease  52,501        -        52,501                       52,501
  obligations
 Accounts payable
  and accrued      338,077    203,945     542,022  91,247(B)           450,775
  expenses
 Due to seller     987,010        -       987,010                      987,010
  Total current  2,648,945    203,945   2,852,890                    4,661,643
   liabilities

Claims payable   1,743,107        -     1,743,107                    1,743,107
Long-term capital   79,644        -        79,644                       79,644
 lease obligations
    Total        4,471,696    203,945   4,675,641                    6,484,394
     liabilities

Stockholders'
 equity
 Preferred stock        -          -           -                            -
 Common stock       46,765      2,000      48,765  2,000(A) 2,268(C)    49,033
 Additional paid-10,255,346    18,000 10,273,346 18,000(A)2,247,732(C)12,503,078
  in capital
 (Accumulated
  deficit)
  retained      (1,233,800)   415,463   (818,337) 415,463(A)         (1,233,800)
  earnings
   Total         9,068,311    435,463  9,503,774                     11,318,311
    stockholders'
    equity

Total liabilities
 and stockholders'
 equity        $13,540,007    639,408  14,179,415                    17,802,705


           Unaudited Pro Forma Combined Statement of Operations
                               June 30, 1996

                      The     Doctors'
                    Company   Doctors'
                    Doctor      Inn,
                      and    Incorporated                         Pro Forma
                 Subsidiaries December 31, Combined   Pro Forma    Combined
                 June 30, 1996   1995       Total     Adjustments    Total

Revenues          $ 4,193,906  $ 3,072,612 $ 7,266,518             $ 7,266,518

Cost of services    1,433,170    1,711,762   3,144,932 (683,006)(D)  2,461,926
 provided
General and         2,536,751    1,051,786   3,588,537  216,165(E)   3,708,188
 administrative
 expenses
                                                        (89,214)(F)
                                                         (7,300)(G)
Marketing expenses     94,964        9,768     104,732                 104,732
Development and       202,468           -      202,468                 202,468
 acquisition costs
                    4,267,353    2,773,316   7,040,669               6,477,314

(Loss) income from    (73,447)     299,296     225,849                 789,204
 operations

Other income
(expense)
 Interest income      139,082           -      139,082  (42,000)(H)     97,082
 Interest expense     (82,665)      (1,436)    (84,101) (15,040)(J)    (99,141)
                       56,417       (1,436)     54,981                  (2,059)

Net (loss) income     (17,030)     297,860     280,830                 787,145
 before income taxes

Income taxes          100,000           -      100,000 (367,000)(J)   (267,000)

Net income           $ 82,970   $  297,860  $  380,830               $ 520,145

Net income per share                                                 $     .12

Weighted average                                                     4,375,722
shares outstanding



     Notes to Unaudited Pro Forma Combined Financial Statements


In  August  1996,  the  Company  acquired Doctor's  Inn  Incorporated  (Dr.
Inn)  in  El  Paso,  Texas.  The acquisition will be  accounted  for  under
the   purchase   method   of   accounting  applying   the   provisions   of
Accounting  Principles  Board  Opinion No.  16  ("APB  16").   Pursuant  to
the  requirements  of  APB  16,  the aggregate  purchase  price,  based  on fair  values,  will  be  allocated to the tangible  and  intangible  assets and  liabilities  assumed  based  on their  estimated  fair  value  at  the
date  of  the  consummation of the acquisition.   The  estimated  aggregate
purchase  price  to  be  allocated to the assets acquired  and  liabilities assumed on the acquisition is as follows:

   Cash paid for assets acquired and liabilities assumed  $   700,000
     Notes payable issued                                   1,900,000
     Common stock                                           2,250,000

     Total                                                $ 4,850,000

The allocation of the purchase price for purposes of the pro forma financial information has been estimated as follows:

      Current assets                                      $  590,000
     Property and equipment                                   49,000
     Liabilities assumed                                    (113,000)

     Total                                                $  526,000

The preliminary excess purchase price over net assets acquired of $4,324,000 has been allocated to goodwill.

(A)  To eliminate the equity of the acquired company.

(B)  To eliminate the accrued pension costs not assumed by TCD.

(C)  To  record  (i) the issuance of 226,752 shares of  common  stock
     (ii), the cash purchase price of $700,000, (iii) the notes payable issued totaling $1,900,000 and (iv) the excess of purchase price over net assets.

(D) To adjust for excess compensation paid to the doctors throughout the year.

(E)  To   record  amortization  of  the  excess  purchase  price   of
     $4,324,000  over the estimated useful life of twenty years.
     Notes to Unaudited Pro Forma Combined Financial Statements


(F)  To eliminate excess rent paid by the predecessor Company's.

(G)  To eliminate current year pension expense.

(H) To eliminate interest income at approximately 6% on cash paid per the terms of the acquisition.

(I) To record interest expense on the notes payable issued in conjunction with the acquisitions.

(J)  To record income taxes at 34% of pro forma net income.